UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2006

MONUMENTAL MARKETING, INC. (Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-28769
(Commission File Number)

86-0970146
(I.R.S. Employer Identification Number)

7 Abba HillelStreet, Beit Silver, 15th Floor, Ramat-Gan, 52522, Isreal
(Address of principal executive offices, including zip code)

972-3-575-1296
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the

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securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our” refer to Monumental Marketing, Inc.

Item 8.01	Other Events.

On January 16, 2006, we entered into a letter of undertaking and an escrow services agreement with Mr. Yehuda Meller and his company, T.A.G Engineering Ltd. Pursuant to the terms of the letter of undertaking, we have agreed to purchase patent applications filed with the Israeli Patent Office: patent application no. 161777-8, which was filed on December 4, 2005 and patent application no. 162809-8, which was filed on December 13, 2005. We have entered into the escrow agreement so that the patent applications will be held in trust and not assigned to any other party until the earlier of the closing of the patent application purchase or April 30, 2006.

The patent applications relate to a less than lethal weapon currently known as the “Bouncer”, which is in its development stages.

There are conditions to be fulfilled prior to closing, including obtaining financing and entering into a technology transfer agreement. If the financing is not completed by April 30, 2006, both parties have the right to not enter into the technology transfer agreement. If this happens, the patent application purchase will not occur.

The letter of undertaking and escrow services agreement are attached as exhibits to this form.

Item 9.01	Financial Statements and Exhibits.

99.1 *	Letter of Undertaking
99.2 *	Escrow Services Agreement

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONUMENTAL MARKETING, INC.

Per:

/s/ Haim Karo Haim Karo President Dated: January 20, 2006